License Agreements	12 Months Ended
Dec. 31, 2011
License Agreements [Abstract]
License Agreements

11. License Agreements

As part of its business, Galena enters into numerous licensing agreements. These license agreements with third parties often require milestone and royalty payments based on the progress of the asset through development stages. Milestone payments may be required, for example, upon approval of the product for marketing by a regulatory agency. In certain agreements, Galena is required to make royalty payments based upon a percentage of net sales.

The expenditures required under these arrangements may be material individually in the event that Galena develops product candidates covered by the intellectual property licensed under any such arrangement, and in the unlikely event that milestones for multiple products covered by these arrangements were reached in the same period, the aggregate charge to expense could be material to the results of operations. In addition, these arrangements often give Galena the discretion to unilaterally terminate development of the product, which would allow Galena to avoid making the contingent payments; however, Galena is unlikely to cease development if the compound successfully achieves clinical testing objectives.

During the year ended December 31, 2007, Galena entered into a license agreement with Cold Spring Harbor Laboratory (“CSHL”) for small hairpin RNA, or “shRNA”, for which Galena paid $50,000 and agreed to make future milestone and royalty payments upon successful development and commercialization of products. Galena also entered into four exclusive license agreements and an invention disclosure agreement with the University of Massachusetts Medical School (“UMMS”) for which the Company paid cash of $453,000 and issued 462,112 shares of its common stock valued at $2.3 million, or $5.00 per share. For each RNAi product developed in connection with the license granted by CSHL, the possible aggregate milestone payments equal $2,650,000. The invention disclosure agreement has an initial term of three years and provides the option to negotiate licenses to certain RNAi technologies discovered at UMMS. During the year ended December 31, 2011, Galena cancelled several of its licenses with UMMS. Upon the signing of the Contribution Agreement on September 24, 2011, one of the remaining UMMS licenses was transferred to RXi and the CSHL license agreement was retained by Galena and not transferred to RXi.

On August 29, 2007, Galena entered into a license agreement with TriLink Biotechnologies, Inc. (“TriLink”) for three RNAi chemistry technologies all for therapeutic RNAi applications, for which Galena paid $100,000 and agreed to pay yearly maintenance fees of $30,000, as well as future clinical milestone payments and royalty payments based on sales of therapeutic products developed from the licensed technologies. There was no expense recorded in 2010 and 2011. Upon the signing of the Contribution Agreement on September 24, 2011, the TriLink license agreement was retained by Galena and not transferred to RXi.

In October 2007, Galena entered into a license agreement with Dharmacon, Inc. (now part of Thermo Fisher Scientific Inc.), pursuant to which Galena obtained an exclusive license to certain RNAi sequences to a number of target genes for the development of Galena’s rxRNA compounds. Further, Galena has obtained the right to license additional RNAi sequences, under the same terms, disclosed by Thermo Fisher Scientific Inc. in its pending patent applications against target genes and has received an option for exclusivity for other siRNA configurations. As consideration for this license, Galena paid an up-front fee of $150,000 and agreed to pay future clinical milestone payments and royalty payments based on sales of siRNA compositions developed in connection with the licensed technology. No amounts were expensed in 2010 and 2011 related to this license.

In November 2007, Galena entered into a license agreement with Life Technologies, Inc., (“Life Technologies”) pursuant to which the Company was granted rights under four patents relating to RNA target sequences, RNA chemical modifications, RNA configurations and/or RNA delivery to cells. As consideration for this license, Galena paid an up-front fee of $250,000 and agreed to pay yearly maintenance fees of the same amount beginning in 2008. Further, Galena is obligated to pay a fee for each additional gene target added to the license as well as a fee on the first and second anniversaries on the date of which consent to add the gene target to the list of those covered by the license was granted. Galena has also been granted, for each gene target, an option to secure preclinical rights and/or the clinical rights, for which RXi would be required to pay additional fees. Further, Galena is required to make future clinical milestone payments and royalty payments based on sales of therapeutic products developed from the licensed technologies. The Company expensed $187,500 and $62,500 for the years ended December 31, 2011 and 2010, respectively, related to this license. Upon the signing of the Contribution Agreement on September 24, 2011, the Life Technologies license agreement was retained by Galena and not transferred to RXi.

On October 3, 2008, Galena acquired co-exclusive rights to technology for the oral delivery of RNAi therapeutics from UMMS. As consideration for this license, Galena agreed to pay a total license fee of $2,500,000 over a 12 month period, which can be paid in cash, in equity or a combination thereof, provided that a specified amount of the license fee must be made in cash. This Agreement was amended on July 1, 2009, allowing Galena to extend the periods for which certain milestone payments are due to UMMS. Payments made in equity may only be made if, at the time of such payment, the shares of common stock issuable upon conversion of the warrant have been registered for resale under the Securities Act of 1933. No warrants have been issued under this agreement. There were no expenses recorded for the years ended December 31, 2011 and 2010. On March 14, 2011, Galena exercised its right to terminate the license by providing written notice to UMMS.

In September, 2009, Galena entered into a Patent and Technology Assignment Agreement with Advirna, LLC (“Advirna”), a Colorado limited liability company co-founded by RXi’s former Chief Scientific Officer. Pursuant to the terms of the agreement, Advirna assigned to Galena certain patent and technology rights related to chemically modified polynucleotides (the “Rights”) and Galena granted to Advirna a fully paid-up license to the Rights in a specified field. During the year ended December 31, 2011, the Company paid and expensed $100,000 annual maintenance fee under this agreement. There was no expense recorded for the year ended December 31, 2010.

As part of the transactions contemplated by the contribution and securities purchase agreements, on September 24, 2011, RXi entered into an agreement with Advirna pursuant to which:

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Advirna assigned to RXi its existing patent and technology rights related to sd-rxRNA technology in exchange for RXi’s agreement to pay Advirna an annual $100,000 maintenance fee and a one-time $350,000 milestone payment upon the future issuance of the first patent with valid claims covering the assigned patent and technology rights;

•	RXi will also be required to pay a 1% royalty to Advirna for any licensing revenue received by RXi with respect to future licensing of the assigned Advirna patent and technology rights;

•	RXi has granted back to Advirna a license under the assigned patent and technology for fields of use outside the fields of human therapeutics and diagnostics; and

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RXi issued to Advirna, upon the completion of the spin-off transaction, 41,849,934 shares of RXi’s common stock representing approximately 5% of the fully diluted shares of RXi common stock assuming the conversion in full of all outstanding Series A Preferred Stock.